MRI INTERVENTIONS

Ticker: MRIC

Investor Presentation

May 2015


CLEARPOINT
KNOB ROTATION
X
Y
PITCH
ROLL

Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI

Forward-Looking Statements

Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions' actual results and the timing of events are described in our filings with the Securities and Exchange Commission, including, without limitation, the quarterly report on Form 10-Q filed on August 11, 2014. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based.

MRI Interventions Opportunity

Large Market

- Market is large and growing
  - 55,000 potential ClearPoint procedures across multiple therapies

Navigation System for Multiple Therapies

- Deep Brain Stimulation electrode placement
- Laser Ablation for reduction of epileptic seizures or ablation of Brain Tumors
- Brain Tumor Biopsy for deep seated tumors
- Precise Drug Delivery to target lesions

Large Opportunity Attracting Multiple Players

- Area of interest to large medical device companies
  - Medtronic, St. Jude and Boston Scientific investing in neuro market
  - MRI Scanner Companies embracing MRI-guided therapies
  - Drug Companies pursuing direct delivery

Uniquely Positioned

- MRIC is uniquely positioned to capitalize on these market dynamics
  - Delivery platform for multiple therapies
  - Strong, proprietary position

MRI Interventions: Real Time MRI Guided Surgery

Company Highlights

- First-to-market technology platform enabling real-time MRI guided surgery
- Significant commercial traction: FDA-cleared, CE-marked and 40+ ClearPoint sites
- Attractive razor/razorblade business model with strong margins
- Compatible with all major MRI manufacturers; Interoperability w/ Medtronic, Monteris, neuro products
- Strong intellectual property portfolio
- Strong management team with extensive medical device commercialization experience: Intuitive, Medtronic, Kyphon, Boston Scientific, Edwards Lifescience, Cordis

Leadership – Significant Med Device Experience

Key Management

Executive	Title	Prior Experience
Frank Grillo	President, CEO	Intuitive Surgical, Kyphon, Boston Scientific
Peter Piferi	COO	Edwards, HeartWare, Cordis
Wendelin Maners	VP Marketing	Boston Scientific, CSA Medical
Robert Korn	VP Sales	Medtronic, Codman
Hal Hurwitz	CFO	pwc, ev3

Board of Directors

Director	Affiliations
Kimble Jenkins, Exec Chair	MRI Interventions, Morgan Keegan
Maria Sainz	Cardiokinetics, concentric, stryker, Guidant
Dr. Phillip Pizzo	Stanford School of Medicine
Pascal Girin	Wright, ev3
Timothy Richards	VNUS, Covidien, B. Braun
Jack Spencer	Ernst & Young
Michael Ryan	Boston Scientific
Charles Koob	Simpson Thacher
Andrew Rooke	Major Investor

Minimally Invasive, Visualized Procedures

Revolutionized Multiple Medical Specialities, Benefitted Millions of Patients





Cardiovascular Surgery
Revolutionized by fluoroscopy in the late 1970's

Today:
1.5 million procedures/yr




Nucleus Medical Media

Orthopedic Surgery
Revolutionized by arthroscopy in the 1980's

Today:
1.2 million procedures/yr





Abdominal Surgery
Revolutionized by laparoscopy in the late 1980's

Today:
4.0 million procedures/yr

Minimally Invasive Neurosurgery with ClearPoint®

Without ClearPoint, minimally invasive neuro procedures are performed "blind"

Conventional Stereotactic Procedure



No visualization

ClearPoint Neuro Procedure


dialing-in the correct alignment using real-time MRI
Left Bottom Cannula
Left STN

Next gen platform enabling real-time, MRI-guided, minimally invasive brain surgery

ClearPoint Surgical Platform

ClearPoint procedures are performed in standard, diagnostic MRI Scanners


CLEARPOINT
neuro intervention system


Emory University Hospital
Diagnostic Scanner


UPMC
Diagnostic Scanner


UCSF Medical Center
Diagnostic Scanner

- Over 5000 MRI scanners installed in U.S. hospitals
- Ability to ClearPoint-enable diagnostic MRI suites
- 510(k) clearance and CE Mark approval
- Over 700 procedures performed to date
- Procedures can also be performed in intra-op MRI suites

ClearPoint Procedure Overview







Target Selection & Entry Planning


ENTRY PLANNING
MRI
INTERVENTIONS

ClearPoint Procedure Overview

Trajectory Alignment & Device Insertion

SmartFrame® Trajectory Guide



SmartFrame® Hand Controller





ClearPoint Procedure Overview

Delivery of Neurological Therapy

Drug Delivery[1]	Electrode Placement	Laser Ablation[2]
		

(1) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational.

(2) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

ClearPoint Hospital Economics

Increase Patients

- Opportunity to reach additional patient populations that may otherwise forego surgery

Established, Attractive Reimbursement

- Move procedures from the more expensive OR to the less expensive MR suite, with equivalent reimbursement

Improved Utilization of Existing MRI's

- 1 hour of MR Scanner time used for diagnostic imaging could generate $1,200[1]
- 1 hour of MR scanner time used for a ClearPoint procedure could generate $5,275[2]
- Utilizes existing MRI's already in hospital



Potential Revenue per MRI Hour
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,200 per hour
$5,275 per hour
Diagnostic
ClearPoint

(1) Estimated average US hospital-based MRI suite revenue per hour for outpatient diagnostic scans, based on data gathered by MRI Interventions. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

(2) Based on a weighted average payment to MRI Interventions' customers (as of September 2014) for an electrode placement procedure for Medicare and private insurance patients, calculated by MRI Interventions using a payor mix weighted 67% to average Medicare reimbursement and 33% to average private insurance reimbursement. Average Medicare reimbursement calculated as the weighted average Medicare payment for MRI Interventions' customers (as of September 2014) for an electrode placement procedure under MS-DRGs 025, 026 and 027. Average private insurance reimbursement calculated as 1.5x Medicare reimbursement, based on published data. Hourly amount assumes 4.5 hour procedure duration. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

MRI

Multi-Therapy MRI-Guided Navigational System

Implemented Across All Major Scanner Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

Compatible With Multiple Therapies


ACTIVA PC


Visualase R

MONTERIS MEDICAL


NEUROPACE

Strong Peer-Reviewed Journal Support


OPERATIVE NEUROSURGERY

MRI INTERVENTIONS

Strong Base of Clinical Support

Leading Neurosurgeon Supporters



Dr. Philip Starr
ASSFN Past President



Dr. Paul Larson
UCSF & VA



Dr. Robert Gross
Emory University



Dr. Robert Wharen, Jr.
Mayo Clinic - Jacksonville



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Russ Lonser
OSU - NIH

The ClearPoint System "represents a major step forward in our ability to treat complex neurological diseases."
Dr. Karl Sillay, Neurosurgeon, University of Wisconsin

"ClearPoint allows me to surgically treat patients I would not be able to treat using other platform systems."
Dr. Hooman Azmi, Neurosurgeon, Hackensack Univ. Med. Center

80% of neurosurgeons/neurologists surveyed believe real time MRI-guidance will or can become the future of functional neurosurgery.[1]

(1) Interviews conducted by a third party on behalf of MRI Interventions (n=36)

Patient Impact

Martin’s Story
ClearPoint-Enabled Electrode Placement



Patient Benefit - Minimally Invasive Procedure

7 days after ClearPoint procedure – Arrow Indicates Surgery Site



MRI

The ClearPoint Difference

Without ClearPoint (Stereotactic)	With ClearPoint
No direct visualization; Performed in an operating room	Direct, high resolution visualization; Performed in an MRI Suite
Patient may be awake for own brain surgery[1]	Patient may be under general anesthesia[1]
Long procedures – Can be up to 8 hours	Shorter procedures – Can be 3 hours or less
Complex procedure, requires extensive training	Straightforward procedure, brief training
Poor economics for hospital and physician	Attractive economics for hospital and physician

ClearPoint is a win-win-win

Patients | **Surgeons** | **Hospitals**

(1) Microelectrode recording and macrostim are processes that involve listening to neuronal firings (i.e., physiological recordings) and observing physiological responses to stimuli during brain surgery. In connection with our 510(k) clearance in 2010, the FDA requested a warning within ClearPoint's Instructions for Use based on the lack of data with respect to deep brain stimulation (DBS) procedures. The warning states that the ClearPoint system, alone, should not be used to guide a DBS lead to a specific brain target and that final placement of DBS leads requires physiological recordings to confirm that they are located in the correct brain target and functioning as intended.

MRIC's Unique Opportunity in Drug Delivery

Provides MRIC with "biotech-like upside" without "all or nothing downside"

Major Challenges in Delivering Drugs to the Brain

- Blood brain barrier blocks systemic delivery of almost all drugs – 98% of small molecules
- Direct injection without ClearPoint is blind, so target is frequently missed
  - *Neopharm Trial - 51% of 572 catheters failed to meet all positioning criteria*

Major Benefits of Drug Delivery with ClearPoint

- Neurosurgeon sees that target is reached
- Eliminates the blood brain barrier issue; Reduces/eliminates unwanted systemic side effects; Reduces dosage levels (as little as 1/300th of systemic volumes)

Business Model – MRIC Partners with Drug Companies and Researchers

- MRIC provides ClearPoint; Drug company provides drug candidate
- Drug company/sponsor pays for trial
- If drug is approved, MRIC gets device revs (~$7000/case); Drug co gets drug revs

SANOFI	**AAV2-hAADC for Parkinson's disease - Phase 1 study at UCSF** - Sanofi – Genzyme; Michael J. Fox Foundation
uniQure	**AAV2-GDNF for Parkinson's disease - Phase 1 study at the NIH** - uniQure, B.V.
Tocagen	**Toca 511 for Brain Tumor - Phase 1, multicenter study** - Tocagen Inc.
	IL13 for Brain Tumor – Phase 1 study at NIH - Sponsored by NIH
	Radio Immunotherapy for Brain Tumor – Phase 1 Study at MSK - Sponsored by the Memorial Sloan-Kettering Cancer Center
MERRIMACK	**Nanoliposomal Irinotecan for Brain Tumor – Phase 1 Study at UCSF** - Merrimack Pharmaceutical

MRI

Strong Intellectual Property

MRI Interventions Patent Portfolio

50+ U.S. Patents	45+ OUS Patents	40+ U.S. Patent Applications	50+ OUS Patent Applications



Issued patents cover areas such as: MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters; MRI-safety technology

Key ClearPoint-related patents do not begin to expire until 2027

#'s as of Aug.11, 2014

Growing the ClearPoint Footprint

41 ClearPoint Sites


Ann Arbor
Norton Shores
Henry Ford Health System
Portland
SPECTRUM HEALTH
Brigham & Women's Hospital
Boston
UPMC
Chicago
UCSF Medical Center
University of Colorado Medical Center
UW Health University of Wisconsin Hospital and Clinics
New Haven
New York City x2
Cleveland
University of Utah Health Care
Akron General Medical Center
HackensackUMC
Kansas City
Columbus
Baltimore
San Francisco
Cincinnati Children's Hospital Medical Center
Richmond
City of Hope
Englewood
Durham
Le Bonheur Children's Hospital
Cook Children's
University of Virginia Medical Center
San Francisco VA Medical Center
UCSD Medical Center
MD Anderson Cancer Center
EMORY HEALTHCARE
Mayo Clinic Jacksonville
Houston
San Antonio
Willis-Knighton Medical Center
Methodist The Methodist Hospital

Updated 3/31/15

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $100,000 - $150,000 ASP
- ClearPoint Disposables: $7,500 ASP per procedure with strong margins
- Recurring revenue from the sale of disposables
- Procedures covered by existing inpatient DRG reimbursement codes
- Platform system for multiple neurosurgical procedures





ClearPoint U.S. Market Opportunity – Current

Demographics	Parkinson's	Epilepsy	Brain Tumors
Prevalence	1,500,000	2,200,000	N/A
Incidence (New diagnosis /yr)	60,000	150,000	180,000
Surgeries (2012)	3,125	7,660	Resections: 80,000 Stereotactic Biopsy: 10,000

Current Potential ClearPoint Surgical Candidates

ClearPoint-enabled Approach	**Electrode Placement (e.g. DBS)**	**Laser Ablation RNS(1)**	**Laser Ablation & Biopsy**
Prevalence (Drug Treatment Resistant)	125,000	264,000	N/A
Incidence	7,500	18,000	80,000
Potential Annual ClearPoint Procedure(2)	***12,500***	***28,500***	***14,500***
Growth Drivers	- 65% opt out rate - New DBS companies coming to market	- Replaces craniotomy - Medtronic (Visualase) /Monteris	- Replaces craniotomy - Medtronic (Visualase) /Monteris

55,000+ Potential Procedures Per Year

Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

(1) Responsive neurostimulation device (RNS)

(2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions.

ClearPoint U.S. Market Opportunity – Future

Disease	Therapy	Regulatory Status of Therapy	Total Patient Population	# of Potentially Addressable Cases	Total Potential Addressable Cases
ClearPoint Use - Active					
Dystonia	DBS	HDE	250,000	25,000	182,500
OCD	DBS	HDE	3,300,000	100,000	
Brain Mets	Laser Ablation	Approved	115,000	57,500	
ClearPoint Use – Clinical Trials					
Brain Tumor (HG Glioma)	Drug Delivery	Clinical Trials - Phase I	11,000	11,000	1,511,000
Parkinson's	Drug Delivery	Clinical Trials – Phase I	1,500,000	1,500,000	
ClearPoint Use – Pre-Clinical					
Huntington's	Drug Delivery	Pre-Clinical	30,000	30,000	60,000
ALS	Drug Delivery	Pre-Clinical	30,000	30,000	
ClearPoint Use – Research Only					
Major Depression	DBS	Trials	6,000,000	1,200,000	1,700,000
Alzheimer's	DBS	Trials; Research	5,400,000	500,000	

Note: Total Patient Population and # of Potentially Addressable Cases based on either research conducted by MRI Interventions of publicly available sources or market research conducted by a third party on behalf of MRI Interventions.

MRI

ClearPoint Sites, end of Q1, 2015


10
15
20
25
30
35
40
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15

ClearPoint Consumable Revenues


Consumables
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015

Total Product Revenues



Consumables
Capital/Service
Other
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015

Commercial Priorities

Increase Utilization

- Target high volume Deep Brain Stimulation (DBS), Epilepsy and Tumor neurosurgeons; gain greater share of their procedures
- Expand use of ClearPoint beyond DBS within existing accounts
  - Laser ablation
  - Tumor biopsy
- Enhance case repeatability through case standardization and enhanced staff training

Enhance Communication

- Increase peer-to-peer events, presence at trade shows
- Highlight existing data on ClearPoint applications
- Communicate value proposition across procedures:
  - Accuracy
  - Real time visualization
  - Improved workflow
  - Increase patient volume

Expand Account Base

- Engage both Functional and Oncologic Neurosurgeons in discussion of ClearPoint
- Continue ClearPoint Placement Program

Develop Future Applications

- Ensure product compatibility with existing and future focal neuro therapies; seamless integration with other technologies
- Support current drug delivery trials as they progress; grow the number of drug delivery trials involving ClearPoint
- Develop next generation of ClearPoint products

At the Center of an Emerging Industry Trend


DBS Companies
Medtronic
Boston Scientific
NEUROPACE
ST. JUDE MEDICAL
Laser Ablation Companies
Medtronic
MONTERIS
ClearPoint Electrode Placement
ClearPoint Laser Catheter Placement
Real Time MRI-Guided Procedures
ClearPoint Direct Drug Delivery
ClearPoint Performed in MRI Scanners
ClearTrace Ablation and Drug Delivery
Drug/Biotech Companies
genzyme
A SANOFI COMPANY
Tocagen
Touching Your Life
MERRIMACK
uniQure
Scanner Companies
SIEMENS
PHILIPS
IMRIS
In Development
Cardiac Ablation and Heart Failure Companies

MRIC is at the point of convergence in an industry trend impacting some of the most influential and innovative medical device companies in the world

Ticker: MRIC
MRI Interventions, Inc.

Irvine, CA

949-900-6833

ir@mriinterventions.com


CLEARPOINT
KNOB ROTATION
L
R
X
Y
PITCH
ROLL

ClearPoint Neuro Intervention System

ClearPoint Draping in Preparation for a Case in a Diagnostic MRI Suite



ClearPoint Neuro Intervention System

Selected ClearPoint Disposable Components

